                                                                    EXHIBIT 10.3


                      SECOND AMENDMENT TO CREDIT AGREEMENT

         This Agreement, dated as of October 28, 1996 (this "Amendment") is entered into by and among AmeriGas Propane, L.P., a Delaware limited partnership (the "Company"), AmeriGas Propane, Inc., a Pennsylvania corporation (the "General Partner"), Petrolane Incorporated, a California corporation ("Petrolane"; the Company, the General Partner and Petrolane being hereinafter referred to collectively as the "Borrowers" and sometimes individually as a "Borrower"), the several financial institutions parties to this Amendment (collectively, the "Banks"; individually, a "Bank"), and Bank of America National Trust and Savings Association, as Agent.

                                    RECITALS

         The Borrowers, the Agent, the Issuing Bank and the Banks are parties to a Credit Agreement dated as of April 12, 1995 as amended by an Amendment dated as of July 31, 1995 (the "Credit Agreement"). Capitalized terms used and not otherwise defined or amended in this Amendment shall have the meanings respectively assigned to them in the Credit Agreement.

         The Borrowers have requested that the Banks and the Issuing Bank amend the Credit Agreement to temporarily expand the uses of proceeds under the Special Purpose Commitment to also include working capital purposes. The Banks and the Issuing Bank have agreed to do so, all upon the terms and provisions and subject to the conditions hereinafter set forth.

                                   AGREEMENT

         In consideration of the foregoing and the mutual covenants and agreements hereinafter set forth, the parties hereto mutually agree as follows:

A.       AMENDMENTS.

         1.      Amendment of Section 2.1(c).

                 Section 2.1(c) is hereby amended by deleting the last sentence thereof and replacing with the following:

                          Within the limits of each Bank's Special Purpose Commitment, and subject to the other terms and conditions hereof, the Borrowers may borrow under this Section 2.1(c), prepay under Section 2.6, and, with respect to the Special





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                          Purpose Loans for working capital purposes only,
                          reborrow under this Section 2.1(c).

         2.      Amendment of Section 8.9(e).

                 Section 8.9(e) is hereby amended by adding the following after the words "Schedule 8.9(e)":

                          "from October 28, 1996 to the Revolving Termination Date, up to $15,000,000 of Special Purpose Loans may also be used for working capital purposes of the Company."

B.       REPRESENTATIONS AND WARRANTIES.

         Each Borrower hereby represents and warrants to the Agent, the Banks and the Issuing Bank that:

         1. No Event of Default specified in the Credit Agreement and no Default has occurred and is continuing;

         2. The representations and warranties of such Borrower pursuant to the Credit Agreement are true on and as of the date hereof as if made on and as of said date;

         3. The making and performance by such Borrower of this Amendment have been duly authorized by all corporate or partnership action; and

         4. No consent, approval, authorization, permit or license from any federal or state regulatory authority is required in connection with the making or performance of the Credit Agreement as amended hereby.

C.       CONDITIONS PRECEDENT.

         This Amendment will become effective as of the date first written above upon execution by the Required Banks, provided that the Agent shall have received in form and substance satisfactory to the Agent and the Required Banks all of the following:

         1. A copy of the resolution passed by the Board of Directors of each Borrower, certified by the Secretary or an Assistant Secretary of such Borrower as being in full force and effect on the date hereof, authorizing the execution, delivery and performance of the Credit Agreement as hereby amended.





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         2.      A certificate of incumbency certifying the names of the
                 officers of the Borrower authorized to sign this Amendment, together with the true signatures of such officers.

         3.      Executed counterparts of this Amendment.

D.       MISCELLANEOUS.

         1. This Amendment may be signed in any number of counterparts, each of which shall be an original, with same effect as if the signatures thereto and hereto were upon the same instrument.

         2. Except as herein specifically amended, all terms, covenants and provisions of the Credit Agreement shall remain in full force and effect and shall be performed by the parties thereto according to its terms and provisions, and all references therein or in the Exhibits to the Credit Agreement shall henceforth refer to the Credit Agreement as amended by this Amendment.

         3. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first written above.

                                      AMERIGAS PROPANE, L.P.
                                      By:   AMERIGAS PROPANE, INC.,
                                            as General Partner



                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------


                                      AMERIGAS PROPANE, INC.



                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------






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                                      PETROLANE INCORPORATED



                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------


                                      BANK OF AMERICA ILLINOIS,
                                      as a Bank and as Issuing Bank


                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------



                                      THE BANK OF NEW YORK


                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------



                                      THE BANK OF TOKYO - MITSUBISHI, LTD.


                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------



                                      CORESTATES BANK, N.A.


                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------



                                      THE FIRST NATIONAL BANK OF BOSTON





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
                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------


                                      THE FIRST NATIONAL BANK OF MARYLAND


                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------



                                      FIRST UNION NATIONAL BANK


                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------



                                      MELLON BANK, N.A.


                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------



                                      PNC BANK, NATIONAL ASSOCIATION


                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------



                                      UNION BANK OF CALIFORNIA, N.A.


                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------





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                                       UNION BANK OF SWITZERLAND,
                                       New York Branch



                                       By:
                                          -------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------


ACKNOWLEDGED:

BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION, as Agent



By:
   ----------------------------------------
Name:
     --------------------------------------
Title:
      -------------------------------------

ACKNOWLEDGED AND CONSENTED:


NORTHWEST LPG SUPPLY., LTD.,
 as Guarantor


By
   ------------------------
Title:
      ---------------------

AMERIGAS PROPANE PARTS &
 SERVICE, INC.,
 as Guarantor

By
   ------------------------
Title:
      ---------------------





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